LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Polen Capital Emerging Markets ex-China Growth ETF

(the “Fund”)

Supplement dated February 6, 2026 to the Statutory Prospectus, Summary Prospectus

and Statement of Additional Information of the Litman Gregory Funds Trust, each dated

April 29, 2025, as amended

Notice to Existing Shareholders:

At the recommendation of iM Global Partner Fund Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of the Fund.

The Fund will redeem shares or exchange Fund shares for shares of other iMGP Funds through March 16, 2026 (the “Closing Date”). On or about March 31, 2026 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date. Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, the Fund will begin liquidating its portfolio. This will result in the Fund no longer pursuing its stated investment objectives and increasing its holdings in cash and/or cash equivalents. Shareholders of the Fund may redeem shares or exchange Fund shares for shares of other iMGP Funds on or prior to March 16, 2026.

Shareholders can call 800-960-0188 for additional information.

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Investors Should Retain this Supplement for Future Reference